SoFi Weekly Income ETF Trading Symbol: TGIF Listed on NYSE Arca, Inc. Summary Prospectus September 30, 2020 www.sofi.com/invest/etfs/
SoFi Weekly Income ETF
Beginning January 1, 2021, the SoFi Weekly Income ETF (the “Fund”) intends to meet its shareholder report delivery obligations by posting annual and semi‑annual shareholder reports to the Fund’s website, www.sofi.com/invest/etfs/tgif/. Shareholders who wish to continue to receive paper copies of the Fund’s annual and semi-annual shareholder reports should contact the Fund at (877) 358-0096 or by sending an e‑mail request to ETFsupport@sofi.com or contact their financial intermediaries.
Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated September 30, 2020 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.sofi.com/invest/etfs/tgif/. You can also get this information at no cost by calling (877) 358-0096 or by sending an e-mail request to ETFsupport@sofi.com.
Investment Objective
The Fund seeks to provide current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.59%
1 Estimated for the current fiscal year.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$60	$189

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective, under normal circumstances, by investing in U.S.-dollar denominated investment grade and non-investment grade (also known as “high-yield” or “junk”) fixed income securities and instruments and expects to distribute income from its investments to shareholders weekly. The Fund anticipates making its weekly income distributions each Friday (or, in the event the NYSE is closed for trading on Friday, on a day earlier in the week). While obligations of any maturity may be purchased, under normal circumstances, the Fund will generally have a short to intermediate overall effective duration (i.e., typically less than three years). Effective duration is a measure of the Fund’s price sensitivity to changes in yields or interest rates and a fund with a higher effective duration will, under normal circumstances, have a greater sensitivity to interest rates. For example, if a portfolio has a duration of one year, and interest rates increase (fall) by 2%, the portfolio would decline (increase) in value by approximately 2%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, therefore, the Fund’s exposure to changes in interest rates.
Investment decisions for the Fund are made by Income Research + Management (“IR+M” or the “Sub-Adviser”), the Fund’s sub-adviser, primarily through a fundamental analysis of available debt instruments and their issuers. IR+M applies a bottom-up investing approach focusing on the analysis of individual companies rather than on the industry or sector in which a company operates or on the economy as a whole.
IR+M’s bottom-up process focuses on the following attributes of investment opportunities:

Credit	IR+M evaluates the strength of a company’s management, its financial statements, and its competitive position in its industry or peer group.
Structure	IR+M focuses on the shape of the curve reflecting the relationship of a bond’s price to interest rates (also known as “convexity”) with a particular interest in the extent to which an instrument may be callable (i.e., the issuer can redeem the bond prior to its maturity date) or have other such options attached to it that may affect the bond’s convexity. This analysis favors bonds with positive convexity (i.e., where the price would be expected to increase as interest rates rise) and those with structures that may add to the bond’s effective yield without increasing credit risk.
Price	IR+M seeks bonds that it believes are under- or mis-priced and will seek to avoid bonds it determines are overpriced.
The Fund may invest in a variety of fixed income instruments with a fixed or floating (variable) interest rate. The Fund may hold U.S government securities, including Treasury securities, Treasury Inflation Protected Securities (“TIPS”), and agency bonds. The Fund may also invest in corporate debt, commercial and residential mortgage-backed securities (“CMBS” and “RMBS”, respectively) (including collateralized mortgage obligations (“CMOs”), including interest only and principal only instruments), asset-backed securities (“ABS”), municipal securities, convertible securities, pass-through securities, and U.S. dollar denominated securities issued or guaranteed by foreign governments, their agencies, or instrumentalities, and floating rate securities (such as bank loans). The Fund may also invest in non-investment grade bonds (including distressed securities), non-investment grade bank loans, and bonds of emerging market issuers. The Fund’s investment in mortgage-backed securities (“MBS”) may include both agency and non-agency MBS. The portion of the Fund invested in non-investment grade instruments may be up to 100% of the Fund’s total assets.
The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis, including the use of the “To Be Announced” (“TBA”) market for MBS investments. The Fund may invest up to 15% of its net assets in securities that are deemed to be illiquid, which may include private placements, certain Rule 144A securities (which are subject to resale restrictions), and securities of issuers that are bankrupt or in default.

As the Fund does not seek to replicate the performance of a specified index, the Fund may have a higher degree of portfolio turnover than other funds that do seek to replicate the performance of an index. The Fund may actively and frequently trade the Fund’s holdings.
The Fund is expected to generally have significant exposure to companies in the Financial Services and Industrials sectors, although the Fund will not concentrate (i.e., investment more than 25% of its total assets) in any particular industry. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”
•ABS Risk. The price paid by the Fund for ABS, the yield the Fund expects to receive from such securities, and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.
•Agency Debt Risk. The Fund may invest in unsecured bonds or debentures issued by U.S. government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and government-sponsored entities, including, the Government National Mortgage Administration (“Ginnie Mae”). Bonds or debentures issued by U.S. government agencies, government-sponsored entities, or government corporations, including, among others, Fannie Mae and Freddie Mac, are generally backed only by the general creditworthiness and reputation of the U.S. government agency, government-sponsored entity, or government corporation issuing the bond or debenture and are not guaranteed by the U.S. Department of the Treasury (“U.S. Treasury”) or backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government. By contrast, Ginnie Mae securities are generally backed by the full faith and credit of the U.S. government.
•Bank Loans Risk. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans generally are subject to legal or contractual restrictions on resale. In addition, bank loans may have trade settlement periods extending beyond seven days, which means that, in certain cases, it could take the Fund a significant amount of time to get its money after selling an investment. Bank loans may be structured such that they are not “securities” under federal securities laws and therefore not subject to federal securities laws protections against fraud and misrepresentation. As such, there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans in which the Fund invests.
•Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
•Convertible Securities Risk. Convertible securities rank senior to the issuer's common stock, but may be subordinate to senior debt obligations. In part, the total return for a convertible security may depend upon the performance of the underlying stock into which it can be converted. Synthetic convertibles may respond differently to market fluctuations than traditional convertible securities. They are also subject to counterparty risk.

•CMBS Risk. CMBS are fixed rate bonds that represent an investment in a portfolio of first mortgages on a diverse range of commercial properties. The Fund’s investments are subject to the risk that if there is a shortfall in loan payments from borrowers or if an underlying property is sold via foreclosure and does not generate sufficient proceeds to meet scheduled payments on all bond classes, investments in the most subordinate outstanding bond class will incur a principal loss first, with any further losses impacting more senior classes in reverse order of payment priority. CMBS are historically more volatile than RMBS. Such securities are subject to credit, interest rate, prepayment, and extension risks.
•CMOs Risk. CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities including credit, interest rate, prepayment, and extension risks. In the event of a bankruptcy or other default of a broker who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses. In addition, classes of CMOs may also include interest only (“IOs”) and principal only (“POs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.
•Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate, making it difficult for the Fund to sell such investments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer.
•Emerging Markets Risk. The Fund may invest in securities issued by companies domiciled or headquartered in emerging market nations. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.
•ETF Risks.
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., TBA transactions, short positions, derivative instruments, and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
•Extension Risk. When interest rates rise, certain obligations will be repaid by the obligor more slowly than anticipated, causing the value of these securities to fall.
•Fixed Income Risk. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned indirectly by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.
•Floating or Variable Rate Securities Risk. Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and default risk and may be subject to legal or contractual restrictions on resale, which could impair their value.
•Foreign Securities Risks. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.
•General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

•High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.
•High-Yield Securities Risk. High-yield securities (also known as “junk” bonds) carry a greater degree of risk and are more volatile than investment grade securities and are considered speculative. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high-yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. The Fund’s investments in high-yield securities expose it to a substantial degree of credit risk.
•Illiquid Securities Risks. The Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.
•Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.
•LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR may affect the value, liquidity or return on certain Fund investments that reference LIBOR without including fallback provisions and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. The effect of a phase out of LIBOR on instruments in which the Fund may invest is currently unclear.
•Management Risk. The Fund is actively-managed and may not meet its investment objective based on IR+M’s success or failure to implement investment strategies for the Fund.
•MBS Risk. The Fund invests in MBS issued or guaranteed by the U.S. government. Such securities are subject to credit, interest rate, prepayment, and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage back securities.
•Municipal Securities Risk. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from the project or the assets.
•New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.
•Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
•Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
•Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
•Rating Agencies Risks. Ratings are not an absolute standard of quality. Ratings are general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely. Such changes may negatively affect the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.
•Recent Market Events. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.
•RMBS Risk. RMBS represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. RMBS are particularly susceptible to prepayment risks, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the RMBS. Such securities are also subject to credit, interest rate, and extension risks.
•Sector Risk. At times the Fund may increase the relative emphasis of its investments in a particular sector or group of industries. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of Shares may fluctuate in response to events affecting that industry or sector.
◦Financial Services Sector Risk. The Fund may invest in companies in the financial services sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital, among other factors. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

◦Industrials Sector Risk. The Fund may invest in companies in the industrials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The industrials sector may be affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
•TBA Securities and Rolls Risk. TBA transactions are subject to increased credit risk and increased overall investment exposure. TBA rolls involve the risk that the Fund’s counterparty will be unable to deliver the MBS underlying the TBA roll at the fixed time. If the buyer files for bankruptcy or becomes insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. In addition, the Fund earns interest by investing the transaction proceeds during the roll period. TBA roll transactions may have the effect of creating leverage in the Fund’s portfolio.
•TIPS Risk. TIPS are U.S. Treasury securities whose principal amount increases with inflation, as measured by the Consumer Price Index (“CPI”) to protect investors from inflation risk. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund or applicable underlying ETF will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk and interest rate risk.
•Uncertain Tax Treatment. Below investment grade instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable, which may make it difficult for the Fund to satisfy the annual distribution requirements applicable to RICs.
•U.S. Government Obligations Risk. Obligations of U.S. government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.
•Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the Fund’s valuation committee may be different from the prices used by other investment companies or from the prices at which debt obligations are actually bought and sold. The prices of certain debt obligations provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.
•When-Issued, Delayed Delivery, and Forward Commitment Risks. When-issued and delayed delivery transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future to secure a price and yield to the Fund at the time of entering into the transaction. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain until the settlement date, cash or other liquid assets sufficient to meet the purchase price or enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued, delayed delivery, or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

Performance
Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.sofi.com/invest/etfs/.
Management
Investment Adviser
Toroso Investments, LLC (“Toroso” or the “Adviser”) serves as investment adviser to the Fund.
Sub-Adviser
Income Research + Management (“IR+M”) serves as investment sub-adviser to the Fund.
Portfolio Managers
William A. O’Malley, CFA, Chief Executive Officer and Co-Chief Investment Officer for IR+M, has been a portfolio manager of the Fund since its inception in 2020.
James E. Gubitosi, CFA, Senior Portfolio Manager and Co-Chief Investment Officer for IR+M, has been a portfolio manager of the Fund since its inception in 2020.
William O’Neill, CFA, Senior Portfolio Manager for IR+M, has been a portfolio manager of the Fund since its inception in 2020.
Charles A. Ragauss, CFA, Portfolio Manager for Toroso, has been a portfolio manager of the Fund since its inception in 2020.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 50,000 Shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Individual Shares are listed on a national securities exchange, such as the Exchange, and investors may only buy and sell Shares in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.” When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.sofi.com/invest/etfs/.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.